Exhibit 99.1

For Immediate Release:	October 17, 2013

Home BancShares, Inc. Announces Record

Quarterly Net Income of $18.4 Million

Conway, AR – Home BancShares, Inc. (NASDAQ GS: HOMB), parent company of Centennial Bank, today announced third quarter net income of $18.4 million, or $0.33 diluted earnings per common share, compared to $16.1 million of net income, or $0.28 diluted earnings per common share (split adjusted) for the same quarter in 2012. The Company increased its third quarter earnings by $2.3 million or 14.1% for the three months ended September 30, 2013 compared to the same period of the previous year.

Because acquisitions are growth and capital management strategies, earnings excluding amortization of intangibles after-tax are useful in evaluating the Company. Diluted earnings per common share excluding intangible amortization for the third quarter of 2013 was $0.33 compared to $0.29 diluted earnings per common share excluding intangible amortization (split adjusted) for the same period in 2012.

“Home BancShares has achieved yet another record quarter for net income, making it the tenth consecutive quarter to meet this outstanding accomplishment,” said John Allison, Chairman. “Our strong capital levels continue to remain considerably above the regulators’ capital requirements, while our strong reserves have placed us in a position to partake in an opportunity like the upcoming Liberty Bank market acquisition. This game-changing merger of these two similarly sized Arkansas-based companies with comparable cultures and history makes us confidently optimistic of the Company’s continued bright future when Liberty gets on board.”

Randy Sims, Chief Executive Officer, added, “The $704,000 or 4.0% increase from our previously reported record earnings is truly another outstanding achievement. The Company also reported exceptional results for return on average assets of 1.80%, net interest margin of 5.41% and efficiency ratio of 45.67%.”

Operating Highlights

Net interest income for the third quarter of 2013 increased 20.0% to $46.4 million from $38.6 million during the third quarter of 2012. For the third quarter of 2013, the effective yield on non-covered loans and covered loans was 5.88% and 12.76%, respectively. Net interest margin, on a fully taxable equivalent basis, was 5.41% for the quarter just ended compared to 4.65% in the third quarter of 2012, an increase of 76 basis points. The Company was able to expand its net interest margin because of its ability to improve pricing on interest bearing deposits combined with additional yield on FDIC loss sharing loans which more than offset the lower interest rates on newly originated loans in the loan portfolio during this historically low rate environment.

The Company reported $9.3 million of non-interest income for the third quarter of 2013, compared to $10.6 million for the third quarter of 2012. The most important components of the third quarter non-interest income were $4.1 million from service charges on deposits accounts, $3.7 million from other service charges and fees, $1.5 million from mortgage lending income, $1.0 million from other income, $777,000 from gain on sale of other real estate owned, $519,000 from insurance commissions, and $303,000 from gain on sale of assets offset by the $3.2 million of net amortization on the FDIC indemnification asset.

Non-interest expense for the third quarter of 2013 was $26.7 million compared to $24.0 million for the third quarter of 2012. This increase is primarily associated with the acquisition of Heritage Bank of Florida and Premier Bank during the fourth quarter of 2012. Excluding merger expenses non-interest expense improved by $173,000 for the third quarter of 2013 from the second quarter of 2013. For the third quarter of 2013, our core efficiency ratio was 44.8% which was an enhancement of 100 basis points from the second quarter of 2013.

Financial Condition

Total non-covered loans were $2.38 billion at September 30, 2013 compared to $2.33 billion at December 31, 2012. Total covered loans were $308.1 million at September 30, 2013 compared to $384.9 million at December 31, 2012. Total deposits were $3.25 billion at September 30, 2013 compared to $3.48 billion at December 31, 2012. Total assets were $4.16 billion at September 30, 2013 compared to $4.24 billion at December 31, 2012.

Non-performing non-covered loans were $28.4 million as of September 30, 2013, of which $21.3 million were located in Florida. Non-performing non-covered loans as a percent of total non-covered loans were 1.20% as of September 30, 2013 compared to 1.17% as of December 31, 2012. Non-performing non-covered assets were $42.8 million as of September 30, 2013, of which $25.5 million were located in Florida. Non-performing non-covered assets as a percent of total non-covered assets were 1.15% as of September 30, 2013 compared to 1.30% as of December 31, 2012.

The Company’s allowance for loan losses for non-covered loans was $37.6 million at September 30, 2013, or 1.58% of total non-covered loans, compared to $45.2 million, or 1.94% of total non-covered loans, at December 31, 2012. As of September 30, 2013 and December 31, 2012, the allowance for loan losses for non-covered loans plus discount for credit losses on non-covered loans acquired to total non-covered loans plus discount for credit losses on non-covered loans acquired was 4.68% and 5.26%, respectively. As of September 30, 2013 and December 31, 2012, the Company’s allowance for loan losses for non-covered loans was 132% and 166% of its total non-performing non-covered loans, respectively.

Stockholders’ equity was $545.1 million at September 30, 2013 compared to $515.5 million at December 31, 2012, an increase of $29.7 million. Book value per common share was $9.69 at September 30, 2013 compared to $9.17 (split adjusted) at December 31, 2012.

Branches

During the third quarter, the Company opened two de novo branch locations one on Highway 30A in Seagrove, Florida and the other in Pensacola, Florida. The Company currently has no plans for additional de novo branch locations. During the fourth quarter of 2013, the Company has plans to close one branch in Panama City, Florida.

Upon completion of the Liberty Bank transaction announced at the end of the second quarter, Centennial Bank will have 46 additional branch locations across Northeast Arkansas, Northwest Arkansas and Western Arkansas. The acquisition is expected to close the day following the Home BancShares and Liberty Bancshares shareholder meetings to be held on October 23, 2013. The Company currently has 46 branches in Arkansas, 54 branches in Florida and 7 branches in Alabama.

Conference Call

Management will conduct a conference call to review this information at 1:00 p.m. CT (2:00 ET) on Thursday, October 17, 2013. Interested parties can listen to this call by calling 1-888-317-6016 and asking for the Home BancShares conference call. A replay of the call will be available by calling 1-877-344-7529, Passcode: 10033818, which will be available until October 25, 2013 at 8:00 a.m. CT (9:00 ET). Internet access to the call will be available live or in recorded version on the Company’s website at www.homebancshares.com under “Investor Relations” for 12 months.

General

This release contains forward-looking statements regarding the Company’s plans, expectations, goals and outlook for the future. Statements in this press release that are not historical facts should be considered forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements of this type speak only as of the date of this news release. By nature, forward-looking statements involve inherent risk and uncertainties. Various factors, including, but not limited to, economic conditions, credit quality, interest rates, loan demand, the ability to successfully integrate new acquisitions and changes in the assumptions used in making the forward-looking statements, could cause actual results to differ materially from those contemplated by the forward-looking statements. Additional information on factors that might affect Home BancShares, Inc.’s financial results is included in its Annual Report on Form 10-K for the year ended December 31, 2012 filed with the Securities and Exchange Commission.

Home BancShares, Inc. is a bank holding company, headquartered in Conway, Arkansas. Our wholly-owned subsidiary, Centennial Bank, provides a broad range of commercial and retail banking plus related financial services to businesses, real estate developers, investors, individuals and municipalities. Centennial Bank has locations in Central Arkansas, North Central Arkansas, Southern Arkansas, the Florida Keys, Southwestern Florida, Central Florida, the Florida Panhandle and South Alabama. Upon completion of the Liberty Bank transaction, Centennial Bank will have additional locations in Northeast Arkansas, Northwest Arkansas and Western Arkansas. The Company’s common stock is traded through the NASDAQ Global Select Market under the symbol “HOMB.”

####

FOR MORE INFORMATION CONTACT:

Brian S. Davis

Chief Accounting Officer &

Investor Relations Officer

Home BancShares, Inc.

(501) 328-4770

Home BancShares, Inc.

Consolidated End of Period Balance Sheets

(Unaudited)

(In thousands)	Sep. 30, 2013	Jun. 30, 2013	Mar. 31, 2013	Dec. 31, 2012	Sep. 30, 2012

ASSETS

Cash and due from banks	$77,261	$75,148	$95,604	$101,972	$86,381
Interest-bearing deposits with other banks	35,080	97,576	206,753	129,883	69,248

Cash and cash equivalents	112,341	172,724	302,357	231,855	155,629
Federal funds sold	10,700	2,475	2,850	17,148	1,775
Investment securities - available-for-sale	839,560	736,406	724,929	726,223	755,197
Investment securities - held-to-maturity	9,528	—	—	—	—
Loans receivable not covered by loss share	2,378,838	2,339,242	2,309,146	2,331,199	2,076,248
Loans receivable covered by FDIC loss share	308,072	329,802	358,669	384,884	407,416
Allowance for loan losses	(38,748)	(41,450)	(45,935)	(50,632)	(54,440)

Loans receivable, net	2,648,162	2,627,594	2,621,880	2,665,451	2,429,224
Bank premises and equipment, net	119,637	119,737	117,534	113,883	105,131
Foreclosed assets held for sale not covered by loss share	14,158	15,985	18,861	20,393	14,942
Foreclosed assets held for sale covered by FDIC loss share	24,320	27,073	29,928	31,526	31,799
FDIC indemnification asset	101,192	116,071	126,275	139,646	153,758
Cash value of life insurance	59,602	59,401	59,185	59,219	53,366
Accrued interest receivable	14,275	14,424	14,367	16,305	14,872
Deferred tax asset, net	46,045	46,655	40,907	46,998	33,680
Goodwill	85,681	85,681	85,681	85,681	77,090
Core deposit and other intangibles	9,655	10,457	11,259	12,061	9,792
Other assets	66,450	56,654	69,494	75,741	51,654

Total assets	$4,161,306	$4,091,337	$4,225,507	$4,242,130	$3,887,909

LIABILITIES AND STOCKHOLDERS’ EQUITY

Liabilities
Deposits:
Demand and non-interest-bearing	$757,328	$733,374	$717,830	$666,414	$596,746
Savings and interest-bearing transaction accounts	1,683,010	1,735,280	1,810,957	1,784,047	1,527,829
Time deposits	808,480	856,581	936,649	1,032,991	1,007,894

Total deposits	3,248,818	3,325,235	3,465,436	3,483,452	3,132,469
Federal funds purchased	—	—	—	—	—
Securities sold under agreements to repurchase	71,307	73,461	77,194	66,278	61,499
FHLB borrowed funds	270,232	130,251	130,369	130,388	130,506
Accrued interest payable and other liabilities	22,714	25,787	21,020	17,672	24,590
Subordinated debentures	3,093	3,093	3,093	28,867	28,867

Total liabilities	3,616,164	3,557,827	3,697,112	3,726,657	3,377,931

Stockholders’ equity
Common stock	563	562	281	281	282
Capital surplus	417,627	416,795	416,741	416,354	420,595
Retained earnings	128,316	114,172	100,730	86,837	77,190
Accumulated other comprehensive income	(1,364)	1,981	10,643	12,001	11,911

Total stockholders’ equity	545,142	533,510	528,395	515,473	509,978

Total liabilities and stockholders’ equity	$4,161,306	$4,091,337	$4,225,507	$4,242,130	$3,887,909

Home BancShares, Inc.

Consolidated Statements of Income

(Unaudited)

	Quarter Ended					Nine Months Ended
(In thousands)	Sep. 30, 2013	Jun. 30, 2013	Mar. 31, 2013	Dec. 31, 2012	Sep. 30, 2012	Sep. 30, 2013	Sep. 30, 2012
Interest income
Loans	$45,003	$44,036	$44,159	$41,203	$39,285	$133,198	$118,156
Investment securities
Taxable	2,645	2,490	2,403	2,708	2,598	7,538	8,518
Tax-exempt	1,507	1,467	1,481	1,544	1,541	4,455	4,610
Deposits - other banks	19	86	98	52	115	203	327
Federal funds sold	2	6	7	9	3	15	8

Total interest income	49,176	48,085	48,148	45,516	43,542	145,409	131,619

Interest expense
Interest on deposits	1,810	2,129	2,485	2,877	3,288	6,424	12,112
Federal funds purchased	3	—	—	1	—	3	—
FHLB borrowed funds	910	1,012	1,004	1,030	1,040	2,926	3,334
Securities sold under agreements to repurchase	87	86	80	79	107	253	328
Subordinated debentures	16	17	230	247	482	263	1,527

Total interest expense	2,826	3,244	3,799	4,234	4,917	9,869	17,301

Net interest income	46,350	44,841	44,349	41,282	38,625	135,540	114,318
Provision for loan losses	—	850	—	1,250	167	850	1,500

Net interest income after provision for loan losses	46,350	43,991	44,349	40,032	38,458	134,690	112,818

Non-interest income
Service charges on deposit accounts	4,072	4,088	3,709	4,062	3,834	11,869	11,007
Other service charges and fees	3,671	3,479	3,437	3,062	3,119	10,587	9,366
Mortgage lending income	1,527	1,619	1,372	1,461	1,550	4,518	3,731
Insurance commissions	519	444	679	368	512	1,642	1,501
Income from title services	156	136	109	133	112	401	329
Increase in cash value of life insurance	203	218	180	202	200	601	671
Dividends from FHLB, FRB, bankers’ bank & other	179	401	175	635	182	755	532
Gain on acquisitions	—	—	—	5,205	—	—	—
Gain on sale of SBA loans	79	—	56	—	206	135	404
Gain (loss) on sale of premises & equip, net	303	394	15	(30)	(5)	712	354
Gain (loss) on OREO, net	777	441	86	121	(222)	1,304	(170)
Gain (loss) on securities, net	—	111	—	(1)	—	111	10
FDIC indemnification accretion/amortization, net	(3,177)	(2,283)	(1,992)	229	373	(7,452)	1,492
Other income	1,009	757	1,199	740	765	2,965	2,555

Total non-interest income	9,318	9,805	9,025	16,187	10,626	28,148	31,782

Non-interest expense
Salaries and employee benefits	12,981	12,957	12,952	12,348	11,652	38,890	34,941
Occupancy and equipment	4,010	3,894	3,594	3,712	3,805	11,498	10,788
Data processing expense	1,114	1,231	1,510	1,331	1,137	3,855	3,599
Other operating expenses	8,610	7,773	7,807	12,186	7,387	24,190	23,463

Total non-interest expense	26,715	25,855	25,863	29,577	23,981	78,433	72,791

Income before income taxes	28,953	27,941	27,511	26,642	25,103	84,405	71,809
Income tax expense	10,590	10,282	9,963	9,703	9,008	30,835	25,726

Net income available to all shareholders	$18,363	$17,659	$17,548	$16,939	$16,095	$53,570	$46,083

Home BancShares, Inc.

Selected Financial Information

(Unaudited)

	Quarter Ended					Nine Months Ended
(Dollars and shares in thousands, except per share data)	Sep. 30, 2013	Jun. 30, 2013	Mar. 31, 2013	Dec. 31, 2012	Sep. 30, 2012	Sep. 30, 2013	Sep. 30, 2012
PER SHARE DATA
Diluted earnings per common share	$0.33	$0.31	$0.31	$0.30	$0.28	$0.95	$0.81
Diluted earnings per common share excluding intangible amortization	0.33	0.32	0.32	0.31	0.29	0.97	0.83
Basic earnings per common share	0.33	0.32	0.31	0.30	0.29	0.96	0.82
Dividends per share - common	0.075	0.075	0.065	0.130	0.060	0.215	0.160
Book value per common share	9.69	9.49	9.40	9.17	9.05	9.69	9.05
Tangible book value per common share	7.99	7.78	7.67	7.43	7.51	7.99	7.51

STOCK INFORMATION
Average common shares outstanding	56,256	56,234	56,222	56,145	56,299	56,238	56,316
Average diluted shares outstanding	56,620	56,577	56,535	56,486	56,680	56,577	56,688
End of period common shares outstanding	56,278	56,243	56,229	56,213	56,363	56,278	56,363

ANNUALIZED PERFORMANCE METRICS
Return on average assets	1.80%	1.71%	1.70%	1.67%	1.61%	1.73%	1.56%
Return on average assets excluding intangible amortization	1.89%	1.80%	1.79%	1.75%	1.69%	1.82%	1.63%
Return on average assets excluding intangible amortization, provision for loan losses, merger expenses, bargain purchase gain, gain on life insurance proceeds and income taxes (Core ROA)	3.09%	2.93%	2.77%	2.88%	2.69%	2.93%	2.67%
Return on average common equity	13.63%	13.27%	13.68%	13.19%	12.78%	13.53%	12.60%
Return on average tangible common equity excluding intangible amortization	17.04%	16.65%	17.29%	16.46%	15.88%	16.99%	15.66%
Efficiency ratio	45.67%	44.98%	46.03%	49.21%	46.24%	45.56%	47.35%
Core efficiency ratio	44.76%	45.76%	46.39%	44.40%	45.63%	45.63%	46.21%
Net interest margin - FTE	5.41%	5.18%	5.15%	4.86%	4.65%	5.25%	4.65%
Fully taxable equivalent adjustment	$1,073	$1,051	$1,075	$1,122	$1,112	$3,199	$3,353
Total revenue	58,494	57,890	57,173	61,703	54,168	173,557	163,401

EARNINGS EXCLUDING INTANGIBLE AMORTIZATION
GAAP net income available to common shareholders	$18,363	$17,659	$17,548	$16,939	$16,095	$53,570	$46,083
Intangible amortization after-tax	487	488	487	452	421	1,462	1,226

Earnings excluding intangible amortization	$18,850	$18,147	$18,035	$17,391	$16,516	$55,032	$47,309

GAAP diluted earnings per share	$0.33	$0.31	$0.31	$0.30	$0.28	$0.95	$0.81
Intangible amortization after-tax	—	0.01	0.01	0.01	0.01	0.02	0.02

Diluted earnings per share excluding intangible amortization	$0.33	$0.32	$0.32	$0.31	$0.29	$0.97	$0.83

OTHER OPERATING EXPENSES
Advertising	$363	$120	$693	$549	$534	$1,176	$1,898
Merger and acquisition expenses	1,034	1	28	5,169	296	1,063	1,988
Amortization of intangibles	802	802	802	743	694	2,406	2,018
Electronic banking expense	926	960	863	845	809	2,749	2,330
Directors’ fees	188	210	190	196	206	588	611
Due from bank service charges	136	168	133	124	137	437	412
FDIC and state assessment	684	677	630	571	588	1,991	1,742
Insurance	572	555	566	501	448	1,693	1,273
Legal and accounting	227	394	322	225	231	943	840
Other professional fees	404	490	473	392	411	1,367	1,263
Operating supplies	309	332	343	299	280	984	835
Postage	212	231	207	216	219	650	680
Telephone	291	291	303	282	270	885	792
Other expense	2,462	2,542	2,254	2,074	2,264	7,258	6,781

Total other operating expenses	$8,610	$7,773	$7,807	$12,186	$7,387	$24,190	$23,463

Home BancShares, Inc.

Selected Financial Information

(Unaudited)

(Dollars in thousands)	Sep. 30, 2013	Jun. 30, 2013	Mar. 31, 2013	Dec. 31, 2012	Sep. 30, 2012
BALANCE SHEET RATIOS
Total loans to total deposits	82.70%	80.27%	76.98%	77.97%	79.29%
Common equity to assets	13.1%	13.0%	12.5%	12.2%	13.1%
Tangible common equity to tangible assets	11.1%	10.9%	10.5%	10.1%	11.1%

ALLOWANCE FOR LOAN LOSSES

Non-Covered
Balance, beginning of period	$40,498	$42,302	$45,170	$47,292	$49,846
Loans charged off	5,101	3,361	3,318	3,739	3,984
Recoveries of loans previously charged off	2,245	807	450	367	1,430

Net loans charged off	2,856	2,554	2,868	3,372	2,554
Provision for loan losses	—	750	—	1,250	—

Balance, end of period	$37,642	$40,498	$42,302	$45,170	$47,292

Discount for credit losses on non-covered loans acquired	77,413	80,322	80,305	81,717	14,712
Net charge-offs on loans not covered by loss share to average non-covered loans	0.48%	0.44%	0.50%	0.61%	0.50%
Allowance for loan losses for non-covered loans to total non-covered loans	1.58%	1.73%	1.83%	1.94%	2.28%
Allowance for loan losses for non-covered loans plus discount for credit losses on non-covered loans acquired to total non-covered loans plus discount for credit losses on non-covered loans acquired	4.68%	4.99%	5.13%	5.26%	2.97%

Covered
Balance, beginning of period	$952	$3,633	$5,462	$7,148	$6,665
Loans charged off	—	3,187	1,840	1,688	354
Recoveries of loans previously charged off	154	6	11	2	—

Net loans charged off	(154)	3,181	1,829	1,686	354
Provision for loan losses before benefit attributable to FDIC loss share agreements	—	500	—	—	837
Benefit attributable to FDIC loss share agreements	—	(400)	—	—	(670)

Net provision for loan losses	—	100	—	—	167
Increase in FDIC indemnificaton asset	—	400	—	—	670

Balance, end of period	$1,106	$952	$3,633	$5,462	$7,148

Total Allowance for Loan Losses	$38,748	$41,450	$45,935	$50,632	$54,440

NON-PERFORMING ASSETS NOT COVERED BY LOSS SHARE
Non-performing non-covered loans
Non-accrual non-covered loans	$17,187	$17,798	$19,078	$21,336	$20,183
Non-covered loans past due 90 days or more	11,248	11,514	6,692	5,937	2,424

Total non-performing non-covered loans	28,435	29,312	25,770	27,273	22,607

Other non-performing non-covered assets
Non-covered foreclosed assets held for sale, net	14,158	15,985	18,861	20,393	14,942
Other non-performing non-covered assets	185	172	285	164	1

Total other non-performing non-covered assets	14,343	16,157	19,146	20,557	14,943

Total non-performing non-covered assets	$42,778	$45,469	$44,916	$47,830	$37,550

Allowance for loan losses for non-covered loans to non-performing non-covered loans	132.38%	138.16%	164.15%	165.62%	209.19%
Non-performing non-covered loans to total non-covered loans	1.20%	1.25%	1.12%	1.17%	1.09%
Non-performing non-covered assets to total non-covered assets	1.15%	1.26%	1.21%	1.30%	1.14%

Home BancShares, Inc.

Loan Information

(Unaudited)

(Dollars in thousands)	Sep. 30, 2013	Jun. 30, 2013	Mar. 31, 2013	Dec. 31, 2012	Sep. 30, 2012
LOANS NOT COVERED BY LOSS SHARE
Real estate
Commercial real estate loans
Non-farm/non-residential	$1,026,937	$1,003,391	$1,014,301	$1,019,039	$887,895
Construction/land development	314,232	281,994	254,673	254,800	282,269
Agricultural	31,906	31,119	34,288	32,513	28,403
Residential real estate loans
Residential 1-4 family	529,732	528,260	531,698	549,269	473,412
Multifamily residential	117,639	120,899	122,998	129,742	105,369

Total real estate	2,020,446	1,965,663	1,957,958	1,985,363	1,777,348
Consumer	30,478	32,671	33,823	37,462	35,433
Commercial and industrial	268,900	287,351	269,463	256,908	200,160
Agricultural	30,612	26,462	16,573	19,825	36,239
Other	28,402	27,095	31,329	31,641	27,068

Loans receivable not covered by loss share	$2,378,838	$2,339,242	$2,309,146	$2,331,199	$2,076,248

LOANS COVERED BY LOSS SHARE
Real estate
Commercial real estate loans
Non-farm/non-residential	$134,843	$143,922	$155,345	$164,723	$175,195
Construction/land development	51,492	56,447	58,384	66,713	71,958
Agricultural	1,253	1,784	2,256	2,282	2,289
Residential real estate loans
Residential 1-4 family	102,673	107,612	120,246	125,625	130,425
Multifamily residential	10,525	10,644	9,443	9,567	10,062

Total real estate	300,786	320,409	345,674	368,910	389,929
Consumer	17	20	28	39	70
Commercial and industrial	6,291	8,193	11,712	14,668	16,878
Agricultural	—	—	—	—	—
Other	978	1,180	1,255	1,267	539

Loans receivable covered by loss share	$308,072	$329,802	$358,669	$384,884	$407,416

Home BancShares, Inc.

Consolidated Net Interest Margin

(Unaudited)

	Three Months Ended
	September 30, 2013			June 30, 2013
(Dollars in thousands)	Average Balance	Income/ Expense	Yield/ Rate	Average Balance	Income/ Expense	Yield/ Rate
ASSETS
Earning assets
Interest-bearing balances due from banks	$40,756	$19	0.18%	$135,431	$86	0.25%
Federal funds sold	4,411	2	0.18%	10,169	6	0.24%
Investment securities - taxable	579,867	2,645	1.81%	572,997	2,490	1.74%
Investment securities - non-taxable - FTE	183,341	2,462	5.33%	172,439	2,394	5.57%
Loans receivable - FTE	2,668,421	45,121	6.71%	2,663,627	44,160	6.65%

Total interest-earning assets	3,476,796	50,249	5.73%	3,554,663	49,136	5.54%

Non-earning assets	569,829			592,822

Total assets	$4,046,625			$4,147,485

LIABILITIES AND SHAREHOLDERS’ EQUITY
Liabilities
Interest-bearing liabilities
Savings and interest-bearing transaction accounts	$1,691,077	$637	0.15%	$1,779,269	$741	0.17%
Time deposits	832,149	1,173	0.56%	900,809	1,388	0.62%

Total interest-bearing deposits	2,523,226	1,810	0.28%	2,680,078	2,129	0.32%
Federal funds purchased	1,511	3	0.00%	1	—	0.00%
Securities sold under agreement to repurchase	73,924	87	0.47%	72,599	86	0.48%
FHLB borrowed funds	144,467	910	2.50%	130,282	1,012	3.12%
Subordinated debentures	3,093	16	2.05%	3,093	17	2.20%

Total interest-bearing liabilities	2,746,221	2,826	0.41%	2,886,053	3,244	0.45%

Non-interest bearing liabilities
Non-interest bearing deposits	738,526			704,847
Other liabilities	27,315			22,939

Total liabilities	3,512,062			3,613,839
Shareholders’ equity	534,563			533,646

Total liabilities and shareholders’ equity	$4,046,625			$4,147,485

Net interest spread			5.32%			5.09%
Net interest income and margin - FTE		$47,423	5.41%		$45,892	5.18%

Home BancShares, Inc.

Consolidated Net Interest Margin

(Unaudited)

	Nine Months Ended
	September 30, 2013			September 30, 2012
(Dollars in thousands)	Average Balance	Income/ Expense	Yield/ Rate	Average Balance	Income/ Expense	Yield/ Rate
ASSETS
Earning assets
Interest-bearing balances due from banks	$108,646	$203	0.25%	$188,874	$327	0.23%
Federal funds sold	10,060	15	0.20%	4,527	8	0.24%
Investment securities - taxable	571,375	7,538	1.76%	580,492	8,518	1.96%
Investment securities - non-taxable - FTE	173,796	7,275	5.60%	155,636	7,505	6.44%
Loans receivable - FTE	2,672,088	133,577	6.68%	2,451,553	118,614	6.46%

Total interest-earning assets	3,535,965	148,608	5.62%	3,381,082	134,972	5.33%

Non-earning assets	592,438			577,227

Total assets	$4,128,403			$3,958,309

LIABILITIES AND SHAREHOLDERS’ EQUITY
Liabilities
Interest-bearing liabilities
Savings and interest-bearing transaction accounts	$1,747,040	$2,191	0.17%	$1,457,121	$2,788	0.26%
Time deposits	906,015	4,233	0.62%	1,188,074	9,324	1.05%

Total interest-bearing deposits	2,653,055	6,424	0.32%	2,645,195	12,112	0.61%
Federal funds purchased	510	3	0.00%	232	—	0.00%
Securities sold under agreement to repurchase	72,078	253	0.47%	68,425	328	0.64%
FHLB borrowed funds	135,093	2,926	2.90%	138,288	3,334	3.22%
Subordinated debentures	11,023	263	3.19%	43,541	1,527	4.68%

Total interest-bearing liabilities	2,871,759	9,869	0.46%	2,895,681	17,301	0.80%

Non-interest bearing liabilities
Non-interest bearing deposits	704,123			551,628
Other liabilities	22,967			22,563

Total liabilities	3,598,849			3,469,872
Shareholders’ equity	529,554			488,437

Total liabilities and shareholders’ equity	$4,128,403			$3,958,309

Net interest spread			5.16%			4.53%
Net interest income and margin - FTE		$138,739	5.25%		$117,671	4.65%